Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on December 12, 2019, by and between B. Riley Principal Merger Corp., a Delaware corporation (“BRPM”), and the undersigned subscriber (the “Subscriber”).

WHEREAS, concurrently with the execution of this Subscription Agreement, BRPM is entering into an agreement (the “Business Combination Agreement”) for a business combination (the “Business Combination”) with Alta Equipment Holdings, Inc., a Michigan corporation (the “Target”); and

WHEREAS, in connection with the Business Combination, the Subscriber desires to subscribe for and purchase from BRPM, immediately prior to the consummation of the Business Combination, that number of shares of BRPM’s Class A common stock, par value $0.0001 per share (“Common Stock”), set forth on the signature page hereto (the “Subscribed Shares”), for a purchase price of $10.00 per share (the “Per Share Price” and the aggregate of such Per Share Price for all Subscribed Shares being referred to herein as the “Purchase Price”), in a private placement (the “Private Placement”), and BRPM desires to issue and sell to the Subscriber the Subscribed Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription.

(a) Subject to the terms and conditions hereof, at the Closing (as defined below), the Subscriber hereby agrees to subscribe for and purchase, and BRPM hereby agrees to issue and sell to the Subscriber, upon the payment of the Purchase Price, the Subscribed Shares (such subscription and issuance, the “Subscription”).

(b) BRPM shall issue an additional number of shares of Common Stock to the Subscriber equal to the product of the number of Subscribed Shares purchased by the Subscriber multiplied by 5/95 (the “Incentive Shares”). No fractional Incentive Shares will be issued, and the Company will round down the number of Incentive Shares to be issued to the Subscriber down to the nearest whole number.

(c) For each 100,000 Subscribed Shares purchased by the Subscriber, the Subscriber shall also receive from BRPM 37,500 warrants to purchase shares of Common Stock (the “Incentive Warrants”). Each whole Incentive Warrant shall be exercisable for one share of Common Stock at a price of $11.50 per share and shall have identical terms to the warrants included as part of the Company’s units issued in BRPM’s initial public offering (the “IPO”). No fractional Incentive Warrants will be issued, and the Company will round the number of Incentive Warrants to be issued to the Subscriber down to the nearest whole number.

2. Closing.

(a) The consummation of the Subscription contemplated hereby (the “Closing”) shall occur on the Closing Date immediately prior to the consummation of the Business Combination.

(b) At least five (5) Business Days before the anticipated Closing Date, BRPM shall deliver written notice to the Subscriber (the “Closing Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Purchase Price to BRPM. No later than two (2) Business Days after receiving the Closing Notice, the Subscriber shall deliver to BRPM such information as is reasonably requested in the Closing Notice in order for BRPM to issue the Subscribed Shares, Incentive Shares and Incentive Warrants to the Subscriber. The Subscriber shall deliver to BRPM, on or prior to 8:00 a.m. (Eastern time) (or as soon as practicable after BRPM or its transfer agent (the “Transfer Agent”) delivers evidence of the issuance to the Subscriber of the Subscribed Shares, Incentive Shares and Incentive Warrants on and as of the Closing Date) on the Closing Date the Purchase Price in cash via wire transfer to the account specified in the Closing Notice against (and concurrently with) delivery by BRPM to the Subscriber of (i) the Subscribed Shares, Incentive Shares and Incentive Warrants in book entry form, free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement or state or federal securities laws), in the name of the Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by the Subscriber, as applicable, and (ii) written notice from BRPM or the Transfer Agent evidencing the issuance to the Subscriber of the Subscribed Shares, Incentive Shares and Incentive Warrants on and as of the Closing Date. In the event that the consummation of the Business Combination does not occur within two (2) Business Days after the anticipated Closing Date specified in the Closing Notice, BRPM shall promptly (but in no event later than two (2) Business Days after the anticipated Closing Date specified in the Closing Notice) return the funds so delivered by the Subscriber to BRPM by wire transfer in immediately available funds to the account specified by the Subscriber, and any book entries showing the Subscriber as the owner of the Subscribed Shares, Incentive Shares and Incentive Warrants shall be deemed cancelled. For the purposes of this Subscription Agreement, “Business Day” means any day other than a Saturday, Sunday or a day on which the Federal Reserve Bank of New York is closed.

3. Closing Conditions.

(a) The Closing shall be subject to the satisfaction or valid waiver by each party of the conditions that, on the Closing Date:

(i) no suspension of the qualification of the Subscribed Shares, Incentive Shares or Incentive Warrants for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

(ii) no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting the consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition; and

(iii) all conditions precedent to the closing of the Business Combination, including the approval of BRPM’s stockholders, shall have been satisfied or waived (other than those conditions which, by their nature, are to be satisfied at the closing of the Business Combination, including without limitation as a result of the Private Placement).

(b) The obligation of BRPM to consummate the transactions contemplated hereby at the Closing shall be subject to the satisfaction or valid waiver by BRPM of the additional conditions that, on the Closing Date, with respect to the Subscriber:

(i) all representations and warranties of the Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects) at and as of the Closing Date (except for such representations and warranties that are made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true in all respects) as of such specified date); and

(ii) the Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

(c) The obligation of the Subscriber to consummate the transactions contemplated hereby at the Closing shall be subject to the satisfaction or valid waiver by the Subscriber of the additional conditions that, on the Closing Date:

(i) all representations and warranties of BRPM contained in this Subscription Agreement shall be true and correct in all material respects (other than the representations and warranties that are qualified as to materiality or BRPM Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects) at and as of the Closing Date (except for such representations and warranties that are made as of a specific date, which shall be true and correct in all material respects (other than the representations and that are qualified as to materiality or BRPM Material Adverse Effect, which representations and warranties shall be true in all respects) as of such specified date); and

(ii) BRPM shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

(d) Prior to or at the Closing, the Subscriber shall deliver to BRPM a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

4. Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

5. BRPM Representations and Warranties. BRPM represents and warrants to the Subscriber that:

(a) BRPM is duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b) The Subscribed Shares, Incentive Shares and Incentive Warrants have been duly authorized and, when issued and delivered to the Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive rights created under BRPM’s certificate of incorporation (as amended) or under the laws of the State of Delaware.

(c) This Subscription Agreement has been duly executed and delivered by BRPM and, assuming the due authorization, execution and delivery of the same by the Subscriber, is the valid and legally binding obligation of BRPM, enforceable against BRPM in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(d) The execution and delivery of this Subscription Agreement, the issuance and sale of the Subscribed Shares, Incentive Shares and Incentive Warrants and the compliance by BRPM with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of BRPM pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which BRPM is a party or by which BRPM is bound or to which any of the property or assets of BRPM is subject, which would have a material adverse effect on the business, financial condition, stockholders’ equity or results of operations of BRPM, taken as a whole, or the ability of BRPM to consummate the transactions contemplated hereby, including the issuance and sale of the Subscribed Shares, Incentive Shares and Incentive Warrants (a “BRPM Material Adverse Effect”); (ii) the organizational documents of BRPM; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over BRPM or any of its properties that would have a BRPM Material Adverse Effect.

(e) Assuming the accuracy of the representations and warranties of the Subscriber, BRPM is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the New York Stock Exchange (the “NYSE”) or The Nasdaq Stock Market (“Nasdaq”)) or other person in connection with the execution, delivery and performance by BRPM of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Shares, Incentive Shares and Incentive Warrants), other than (i) the filing with the U.S. Securities and Exchange Commission (the “SEC”) of the Registration Statement (as defined below), (ii) filings required by applicable state securities laws, (iii) if applicable, the filing of a Notice of Exempt Offering of Securities on Form D with the SEC under Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), (iv) a filing with the SEC of a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby, (v) filings or approvals required by the NYSE or Nasdaq, (vi) those required to consummate the Business Combination as provided by the Business Combination Agreement, (vii) the filing of notification under the Hart Scott Rodino Antitrust Improvements Act of 1976, if applicable, and (viii) those the failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, a BRPM Material Adverse Effect.

(f) The authorized and issued capital stock of BRPM are as set forth in BRPM’s annual report on Form 10-K for the year ended December 31, 2018 (the “2018 10-K”). All issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights. Except as set forth in the 2018 10-K, other subscription agreements for the Private Placement and the Business Combination Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from BRPM any shares of Common Stock or other equity interests in BRPM (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests.

(g) BRPM has made available to the Subscriber (including via the SEC’s EDGAR system) a copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document filed by BRPM with the SEC since the IPO. None of BRPM’s filings with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), contained, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h) The issued and outstanding shares of BRPM’s Common Stock (which prior to the closing of the Business Combination is named Class A common stock and upon such closing will be renamed common stock) are registered pursuant to Section 12(b) of the Exchange Act and are currently listed for trading on the NYSE under the symbol “BRPM.” Other than as has been disclosed by BRPM in its filings with the SEC, there is no suit, action, proceeding or investigation pending or, to the knowledge of BRPM, threatened against BRPM by the NYSE or the SEC with respect to any intention by such entity to deregister the shares of Common Stock or prohibit or terminate the listing of the shares of Common Stock on the NYSE.

(i) BRPM is not, and immediately after receipt of payment for the Subscribed Shares, Incentive Shares and Incentive Warrants will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(j) Except for the specific representations and warranties contained in this Section 5 and in any certificate or agreement delivered pursuant hereto, none of BRPM, any person on behalf of BRPM, including without limitation any placement agent for the sale of the Subscribed Shares, Incentive Shares and Incentive Warrants (a “Placement Agent”), or any of BRPM’s affiliates (collectively, the “BRPM Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to BRPM, this offering or the Business Combination, and the BRPM Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Subscriber in Section 6 and in any certificate or agreement delivered pursuant hereto, BRPM specifically disclaims that it, or anyone on its behalf, is relying upon any other representations or warranties that may have been made by any Subscriber Party (as defined below).

6. Subscriber Representations and Warranties. The Subscriber represents and warrants to BRPM that:

(a) The Subscriber (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and (ii) has the requisite power and authority to enter into and perform its obligations under this Subscription Agreement.

(b) This Subscription Agreement has been duly executed and delivered by the Subscriber, and assuming the due authorization, execution and delivery of the same by BRPM, this Subscription Agreement shall constitute the valid and legally binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c) The execution and delivery of this Subscription Agreement, the purchase of the Subscribed Shares, Incentive Shares and Incentive Warrants and the compliance by the Subscriber with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Subscriber pursuant to the terms of, (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Subscriber is a party or by which the Subscriber is bound or to which any of the property or assets of the Subscriber is subject; (ii) the organizational documents of the Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on the Subscriber’s ability to consummate the transactions contemplated hereby, including the purchase of the Subscribed Shares, Incentive Shares and Incentive Warrants (a “Subscriber Material Adverse Effect”).

(d) The Subscriber (i) is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Subscribed Shares, Incentive Shares and Incentive Warrants only for its own account and not for the account of others, or if the Subscriber is subscribing for the Subscribed Shares, Incentive Shares and Incentive Warrants as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer and the Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Subscribed Shares, Incentive Shares and Incentive Warrants with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and has provided BRPM with the requested information on Schedule A following the signature page hereto). The Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Shares, Incentive Shares and Incentive Warrants.

(e) The Subscriber understands that the Subscribed Shares, Incentive Shares and Incentive Warrants are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Shares, Incentive Shares and Incentive Warrants have not been registered under the Securities Act. The Subscriber understands that the Subscribed Shares, Incentive Shares and Incentive Warrants may not be resold, transferred, pledged or otherwise disposed of by the Subscriber absent an effective registration statement under the Securities Act, except (i) to BRPM or a subsidiary thereof, or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (ii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book-entry position representing the Subscribed Shares, Incentive Shares and Incentive Warrants shall contain a legend to such effect. The Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Shares, Incentive Shares and Incentive Warrants.

(f) The Subscriber understands and agrees that the Subscriber is purchasing the Subscribed Shares, Incentive Shares and Incentive Warrants directly from BRPM. The Subscriber further acknowledges that there have not been, and the Subscriber is not relying on, any representations, warranties, covenants or agreements made to the Subscriber by BRPM, any other party to the Business Combination or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of BRPM included in this Subscription Agreement. The Subscriber acknowledges that certain information provided by BRPM was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections.

(g) In making its decision to purchase the Subscribed Shares, Incentive Shares and Incentive Warrants, the Subscriber has relied solely upon independent investigation made by the Subscriber. Without limiting the generality of the foregoing, the Subscriber has not relied on any statements or other information provided by BRPM (other than as set forth herein) or any Placement Agent concerning BRPM, the Business Combination or the Subscribed Shares, Incentive Shares and Incentive Warrants. The Subscriber acknowledges and agrees that the Subscriber has received such information as the Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Shares, Incentive Shares and Incentive Warrants, including with respect to BRPM, the Business Combination and the Target. The Subscriber represents and agrees that the Subscriber and the Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Subscriber and the Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Shares, Incentive Shares and Incentive Warrants.

(h) The Subscriber became aware of this offering of the Subscribed Shares, Incentive Shares and Incentive Warrants solely by means of direct contact between the Subscriber and BRPM or by means of contact from the Placement Agents, and the Subscribed Shares, Incentive Shares and Incentive Warrants were offered to the Subscriber solely by direct contact between the Subscriber and BRPM or by contact between the Subscriber and the Placement Agents. The Subscriber did not become aware of this offering of the Subscribed Shares, Incentive Shares and Incentive Warrants, nor were the Subscribed Shares, Incentive Shares and Incentive Warrants offered to the Subscriber, by any other means. The Subscriber acknowledges that BRPM represents and warrants that the Subscribed Shares, Incentive Shares and Incentive Warrants (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

(i) The Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Shares, Incentive Shares and Incentive Warrants. The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Shares, Incentive Shares and Incentive Warrants, and the Subscriber has had an opportunity to seek, and has sought, such accounting, legal and tax advice as the Subscriber has considered necessary to make an informed investment decision.

(j) The Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscribed Shares, Incentive Shares and Incentive Warrants and determined that the Subscribed Shares, Incentive Shares and Incentive Warrants are a suitable investment for the Subscriber and that the Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Subscriber’s investment in BRPM. The Subscriber acknowledges specifically that a possibility of total loss exists.

(k) The Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Shares, Incentive Shares and Incentive Warrants or made any findings or determination as to the fairness of this investment.

(l) The Subscriber does not have, as of the date hereof, and during the 30-day period immediately prior to the date hereof the Subscriber has not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the securities of BRPM.

(m) The Subscriber acknowledges and agrees that the book-entry position representing the Subscribed Shares, Incentive Shares and Incentive Warrants (or each certificate representing such securities if subsequently requested and obtained by the Subscriber) will bear or reflect, as applicable, a legend substantially similar to the following:

“THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (III) TO THE COMPANY, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. THE COMPANY MAY REQUIRE THE DELIVERY OF A WRITTEN OPINION OF COUNSEL, CERTIFICATIONS AND/OR ANY OTHER INFORMATION IT REASONABLY REQUIRES TO CONFIRM THE SECURITIES ACT EXEMPTION FOR SUCH TRANSACTION.”

(n) The Subscriber’s acquisition and holding of the Subscribed Shares, Incentive Shares and Incentive Warrants will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(o) If the Subscriber is not a U.S. person as defined in Rule 902 under the Securities Act or a United States person as defined in the Code, the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Subscribed Shares, Incentive Shares and Incentive Warrants or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Subscribed Shares, Incentive Shares and Incentive Warrants, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Subscribed Shares, Incentive Shares and Incentive Warrants. The Subscriber’s subscription and payment for and continued beneficial ownership of the Subscribed Shares, Incentive Shares and Incentive Warrants will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

(p) The Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). The Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Subscriber is permitted to do so under applicable law. If the Subscriber is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, the Subscriber maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. The Subscriber also represents that, to the extent required, the Subscriber maintains policies and procedures reasonably designed to ensure that the funds held by the Subscriber and used to purchase the Subscribed Shares, Incentive Shares and Incentive Warrants were legally derived.

(q) The Subscriber acknowledges that in connection with the offer and sale of the Subscribed Shares, Incentive Shares and Incentive Warrants, (i) no disclosure or offering document has been delivered to the Subscriber by any Placement Agent or any of their respective affiliates and (ii) no Placement Agent has acted as the Subscriber’s financial advisor or fiduciary.

(r) Except for the specific representations and warranties contained in this Section 6 and in any certificate or agreement delivered pursuant hereto, none of the Subscriber nor any person acting on behalf of the Subscriber nor any of the Subscriber’s affiliates (the “Subscriber Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Subscriber and this offering, and the Subscriber Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by BRPM in Section 5 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Subscriber specifically disclaims that it, or anyone on its behalf, is relying upon any representations or warranties that may have been made by BRPM or any person acting on behalf of BRPM or any of BRPM’s affiliates.

7. Registration Rights. BRPM agrees that, within fifteen (15) business days after the consummation of the Business Combination, BRPM will file with the SEC (at BRPM’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale of the Subscribed Shares, Incentive Shares and Incentive Warrants (and shares of Common Stock underlying the Incentive Warrants) (collectively, the “Covered Securities”) issued to the Subscriber, and BRPM shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof. BRPM agrees that it will cause such registration statement or another shelf registration statement to remain effective until the earlier of (i) two years from the issuance of the Subscribed Shares, Incentive Shares and Incentive Warrants and (ii) the first date on which the Subscriber can sell all of the Covered Securities (or shares received in exchange therefor) under Rule 144 of the Securities Act within 90 days without limitation as to the amount of such securities that may be sold. BRPM may delay filing or suspend the use of any such registration statement if BRPM delivers to the holders of the Subscribed Shares a certificate signed by an officer of BRPM certifying that, in the good faith judgment of the board of directors of BRPM, such registration and the offering pursuant thereto would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing or transaction of BRPM or would require disclosure of information that has not been disclosed to the public, the premature disclosure of which would materially adversely affect BRPM. Such certificate shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay. The holders receiving such certificate shall keep the information contained in such certificate confidential. BRPM’s obligations to include the Covered Securities (or shares issued in exchange therefor) in the Registration Statement are contingent upon the Subscriber’s timely furnishing in writing to BRPM such information regarding the Subscriber, the securities of BRPM held by the Subscriber and the intended method of disposition of the Covered Securities as shall be reasonably requested by BRPM to effect the registration of the Covered Securities, and shall execute such documents in connection with such registration as BRPM may reasonably request that are customary of a selling stockholder in similar situations.

8. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms and (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such breach. BRPM shall promptly notify the Subscriber of any termination of the Business Combination Agreement promptly after the termination thereof.

9. Additional Agreements and Waivers of the Subscriber.

(a) The Subscriber hereby acknowledges that BRPM has established a trust account (the “Trust Account”) containing the proceeds of the IPO and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of BRPM’s public stockholders and certain other parties (including the underwriters of the IPO). For and in consideration of BRPM entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subscriber hereby (i) agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to this Subscription Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”), (ii) irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with BRPM, and (iii) will not seek recourse against the Trust Account for any reason whatsoever; provided however, that nothing in this Section 9(a) shall be deemed to limit the Subscriber’s right to distributions from the Trust Account in accordance with BRPM’s amended and restated certificate of incorporation in respect of Common Stock of BRPM acquired by any means other than pursuant to this Subscription Agreement.

(b) The Subscriber hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, shall execute any short sales or engage in other hedging transactions of any kind with respect to securities of BRPM during the period of the date of this Subscription Agreement through the Closing.

10. Miscellaneous.

(a) All notices and other communications given or made pursuant to this Subscription Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail or facsimile (if provided), during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (iii) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications sent to BRPM shall be sent to: 299 Park Avenue, 21st Floor, New York, New York 10171, Attn: Daniel Shribman, email: dshribman@brileyfin.com, with a copy to BRPM’s counsel at: Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, Attn: Joel L. Rubinstein, Esq., email: jrubinstein@winston.com.

All communications to the Subscriber shall be sent to the Subscriber’s address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 10(a).

(b) Neither this Subscription Agreement nor any rights that may accrue to the Subscriber hereunder (other than the Subscribed Shares, Incentive Shares and Incentive Warrants acquired hereunder, if any) may be transferred or assigned. Neither this Subscription Agreement nor any rights that may accrue to BRPM or to any Placement Agent may be transferred or assigned.

(c) BRPM may request from the Subscriber such additional information as BRPM may deem necessary to evaluate the eligibility of the Subscriber to acquire the Subscribed Shares, Incentive Shares and Incentive Warrants, and the Subscriber shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

(d) The Subscriber acknowledges that BRPM and any Placement Agent will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the Subscriber agrees to promptly notify BRPM if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. The Subscriber agrees that the purchase by the Subscriber of the Subscribed Shares, Incentive Shares and Incentive Warrants from BRPM at the Closing will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Subscriber as of the time of such purchase. The Subscriber further acknowledges and agrees that any Placement Agent is a third-party beneficiary of the representations and warranties of the Subscriber contained in Section 6 of this Subscription Agreement. BRPM acknowledges that the Subscriber will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, BRPM agrees to promptly notify the Subscriber if any of the acknowledgements, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. BRPM agrees that the sale by it of the Subscribed Shares, Incentive Shares and Incentive Warrants to the Subscriber at the Closing will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Subscriber as of the time of such sale.

(e) Each of BRPM and the Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(f) All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(g) This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

(h) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as specifically set forth herein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

(i) Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(j) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(k) This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(l) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(m) THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. THE PARTIES (I) HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE JURISDICTION OF THE STATE COURTS OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, (II) AGREE NOT TO COMMENCE ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT EXCEPT IN STATE COURTS OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND (III) HEREBY WAIVE, AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS SUBSCRIPTION AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

(n) BRPM agrees that it will not, without the prior written consent of the Subscriber, use in advertising or otherwise use publicly the name of the Subscriber with respect to this Subscription Agreement; provided, however, that BRPM may identify the Subscriber (i) as required by applicable law, rule or regulation, including as may be required in any securities filings made in connection with the Business Combination and in the Registration Statement, (ii) in information and documents submitted to its stockholders seeking required consents or waivers to transactions or other actions that require such consent or waiver, and (iii) other non-public communications with third parties where disclosure of the capitalization of BRPM is required.

11. Exculpation. The Subscriber agrees that no other subscriber for shares of Common Stock of BRPM in connection with the Business Combination, nor any Placement Agent, shall be liable to the Subscriber for any action heretofore or hereafter taken or omitted to be taken by any of them in connection therewith. BRPM agrees that the Subscriber shall not be liable for any action taken or omitted to be taken by any other subscriber of shares of Common Stock in connection with the Business Combination.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Company and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

B. RILEY PRINCIPAL MERGER CORP.

By:
Name:
Title:

[Signature Page to BRPM Subscription Agreement]

SUBSCRIBER:

Print Name:

By:
Name:
Title:

Address for Notices:

Name in which shares are to be registered (if different): ___________________________________________

Number of Subscribed Shares subscribed for:	_____________________
Price Per Subscribed Share:	$10.00
Aggregate Purchase Price:	$____________________

[Signature Page to BRPM Subscription Agreement]

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF THE SUBSCRIBER

This Schedule A must be completed and signed by the Subscriber and constitutes part of the Subscription Agreement

A.	ACCREDITED INVESTOR STATUS

(Please check the applicable boxes):

☐	The Subscriber is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act for one or more of the following reasons:

☐	The Subscriber is a bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

☐	The Subscriber is a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

☐	The Subscriber is an insurance company, as defined in Section 2(13) of the Securities Act.

☐	The Subscriber is an investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.

☐	The Subscriber is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	The Subscriber is a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐	The Subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million.

☐	The Subscriber is a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	The Subscriber is a corporation, Massachusetts or similar business trust, limited liability company, or partnership, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the Securities, and that has total assets in excess of $5 million.

☐	The Subscriber is a trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

☐	The Subscriber is a director or executive officer of BRPM.

☐	The Subscriber is a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence must not be included as an asset; (b) indebtedness secured by the person’s primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the residence must be included as a liability.

☐	The Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐	The Subscriber is an entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

A-1

B.	AFFILIATE STATUS

(Please check the applicable box)

The Subscriber:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of BRPM or acting on behalf of an affiliate of BRPM.

SUBSCRIBER:

Print Name:

By:
Name:
Title:

A-2